UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 12, 2020

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 W. Palmetto Park Rd., Suite 505

Boca Raton, FL 33433

(Address of Principal Executive Offices)

(855) 345-9467

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On May 12, 2020 (the “Issue Date”), Simplicity Esports and Gaming Company (the “Company”) issued a promissory note (the “Kaplan Note”) in the principal sum of $90,000 in favor of Jed Kaplan, the Company’s Chief Executive Officer, interim Chief Financial Officer, member of the Company’s Board of Directors and greater than 5% stockholder of the Company. The Kaplan Note matures on the first business day following the 150-day anniversary of the Issue Date (the “Maturity Date”). The Company will use the proceeds of the Kaplan Note to fund the operations of Simplicity One Brasil Ltda, the Company’s majority owned subsidiary (“Simplicity Brasil”).

Pursuant to the terms of the Kaplan Note, the Company agreed to pay to Mr. Kaplan the lesser of (i) the principal sum of $90,000 (the “Maximum Commitment”), or (ii) the aggregate principal amount of all direct advances of the proceeds of the Kaplan Note (each, an “Advance”), together with any interest thereon, and any and all other amounts which may be due and payable thereunder from time to time.

Subject to the terms of the Kaplan Note, Mr. Kaplan agreed to make one direct Advance to and for the benefit of the Company on the Issue Date in the amount of $45,000, and one additional Advance to and for the benefit of the Company at such time as the Company may request during the two month period following the Issue Date. The total of the aggregate principal balance of all Advances (collectively referred to herein as the “Principal Amount”) outstanding at any time shall not exceed the Maximum Commitment. Advances made by Mr. Kaplan to the Company under the Kaplan Note which have been repaid may not be borrowed again.

Prior to the Maturity Date or an Event of Default (as hereinafter defined), the Principal Amount outstanding under the Kaplan Note will bear interest at a rate of 3% (the “Interest Rate”). From and after the Maturity Date or upon and during the continuance of an Event of Default, interest will accrue on the unpaid Principal Amount during any such period at an annual rate (the “Default Rate”) equal to 10% plus the Interest Rate; provided, however, that in no event will the Default Rate exceed the maximum rate permitted by law.

The Company may prepay the Kaplan Note, in whole or in part, without a prepayment penalty, at any time provided that an Event of Default has not then occurred.

For purposes of the Kaplan Note, “Event of Default” means any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)	any default in the payment of (A) the Principal Amount or (B) interest, liquidated damages and other amounts owing to Mr. Kaplan on the Kaplan Note, as and when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within three business days;

(ii)	the Company fails to observe or perform any other covenant or agreement contained in the Kaplan Note which failure is not cured, if possible to cure, within the earlier to occur of (A) five business days after notice of such failure, and (B) 10 business days after the Company has become or should have become aware of such failure;

(iii)	any written statement pursuant to the Kaplan Note or any other report, financial statement or certificate made or delivered to Mr. Kaplan shall be untrue or incorrect in any material respect as of the date when made or deemed made;

(iv)	the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event (as defined in the Kaplan Note);

(v)	the Company or any Significant Subsidiary shall: (A) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its properties, (B) admit in writing its inability to pay its debts as they mature, (C) make a general assignment for the benefit of creditors, (D) be adjudicated bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of any other jurisdiction or foreign country, (E) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (F) take or permit to be taken any action in furtherance of or for the purpose of effecting any of the foregoing; or

(vi)

if any order, judgment or decree shall be entered, without the application, approval or consent of the Company or any Significant Subsidiary, by any court of competent jurisdiction, approving a petition seeking liquidation or reorganization of the Company or any Significant Subsidiary, or appointing a receiver, trustee, custodian or liquidator of the Company or any Significant Subsidiary, or of all or any substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of 60 days.

If an Event of Default occurs, then the outstanding Principal Amount, plus accrued but unpaid interest, liquidated damages and other amounts owing shall become, at Mr. Kaplan’s election, immediately due and payable in cash (the “Default Amount”). Notwithstanding the prior sentence, instead of electing to have the Company pay the Default Amount, Mr. Kaplan may elect to cause the Company to use its commercially reasonable efforts to undertake such actions and to expend such amounts as reasonably required in order to transfer to Mr. Kaplan 20% of the equity interests of Simplicity Brasil.

The foregoing description of the Kaplan Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Kaplan Note, a copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Promissory Note dated May 12, 2020 issued by the registrant in favor of Jed Kaplan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLICITY ESPORTS AND GAMING COMPANY

Date: May 18, 2020	By:	/s/ Jed Kaplan
Jed Kaplan
Chief Executive Officer and interim Chief Financial Officer